Income Taxes (Tables)	12 Months Ended
Dec. 31, 2015
Income Taxes Tables
Summary of income tax expense

The income tax expense is reconciled per the schedule below:

	2015	2014

Net loss before income taxes	$(3,487,757)	$(479,341)

Fair value of services rendered by shareholder	-	45,269
Depreciation	178	(72)
Non deductible portion of meals and entertainment	516	17
Share based compensation	2,970,464	-
Transaction costs	(12,045)	233,738
Adjusted net loss for tax purposes	(528,644)	(200,389)

Statutory rate	25.1%	23.61%

	(132,682)	(47,306)
Valuation allowance	132,682	47,306
Provision for income taxes	$-	$-

Deferred income tax assets
The tax effects of temporary differences that give rise to the deferred income tax assets at December 31, 2015 and 2014 are as follows:

	2015	2014

Net operating loss carry forwards	$183,339	$47,312
Transaction costs	42,406	45,597
	225,745	92,909
Deferred tax assets not recognized	(225,745)	(92,909)

Net expected deferred income tax recovery	$-	$-